Investment in Films and Television Programs - Schedule of Capitalized Cost for Film, Monetized on its Own and Film, Monetized in Film Group (Details) - USD ($) $ in Millions	Mar. 31, 2025	Mar. 31, 2024
Film Group Monetization
Released, net of accumulated amortization	$ 987.3	$ 992.2
Completed and not released	135.1	225.4
In progress	783.0	644.4
Total	$ 1,992.6	$ 1,929.0